Exhibit 10.22

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

AMENDED AND RESTATED PATENT LICENSE AGREEMENT

This Amended and Restated License Agreement (this “AGREEMENT”) is effective as of November 16, 2020 (the “EFFECTIVE DATE”), between Oncopia Therapeutics, Inc., a Delaware corporation (“LICENSEE”), having the address in Article 13 below, and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan (“MICHIGAN”). MICHIGAN and the LICENSEE are each individually referred to herein as a “PARTY” or collectively referred to herein as the “PARTIES”.

WHEREAS, [***] and MICHIGAN entered into that certain License Agreement, effective as of August 22, 2016, which was then amended by the First Amendment to the License Agreement [***] effective as of September 13, 2016, assigned by [***] to LICENSEE on November 17, 2017, and further amended by the Second Amendment to the [***] License Agreement, effective as of July 30, 2018 and the Third Amendment to the [***] License Agreement, effective as of March 22, 2019 (such agreement and amendments thereto, collectively, as in effect immediately prior to the EFFECTIVE DATE, the “PREDECESSOR LICENSE AGREEMENT”).

WHEREAS, Oncopia Therapeutics, LLC and MICHIGAN entered into that certain Patent License Agreement, effective as of July 30, 2018 (such agreement, as in effect immediately prior to the EFFECTIVE DATE, the “ONCOPIA LICENSE AGREEMENT”).

WHEREAS, Oncopia Therapeutics, LLC was converted into LICENSEE on March 15, 2019.

WHEREAS, in connection with the PREDECESSOR LICENSE AGREEMENT and ONCOPIA LICENSE AGREEMENT, LICENSEE and MICHIGAN entered into that certain Research Agreement, effective as of January 1, 2018, as amended by the First Amendment – Sponsored Research Agreement [***], effective as of January 2, 2018, the Second Amendment – Sponsored Research Agreement [***], effective as of January 1, 2019, the Third Amendment – Sponsored Research Agreement [***], effective as of July 11, 2019, the Fourth Amendment – Sponsored Research Agreement [***], effective as of March 18, 2020 and the Fifth Amendment – Sponsored Research Agreement [****], effective as of the EFFECTIVE DATE (such agreement and amendments thereto, as further amended from time to time, collectively, the “SPONSORED RESEARCH AGREEMENT”).

WHEREAS, the PARTIES wish to modify and consolidate the PREDECESSOR LICENSE AGREEMENT and ONCOPIA LICENSE AGREEMENT into a single amended and restated agreement, as set forth in this AGREEMENT.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the PARTIES hereby agree as follows:

ARTICLE 1 – DEFINITIONS

1.1     “AFFILIATES” means with respect to a particular PARTY or other entity, another person or entity that controls, is controlled by or is under common control with such PARTY or other entity. For the purposes of the definition in this Paragraph 1.1, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of more than fifty percent (50%) of the voting stock of such entity, or by contract or otherwise. [***].

1.2     “DIRECTED” means, with respect to a TARGET, a primary mechanism of action of degrading, inhibiting or otherwise directly modulating such TARGET or the function or expression thereof.

1.3     [***].

1.4     “FIELD OF USE” means treatment, palliation, prevention and diagnosis of [***]. In addition, FIELD OF USE includes the measurement, indication and/or prediction of the pharmacologic response to any treatment, palliation, prevention or diagnosis of [***].

1.5     [***].

1.6     “FISCAL YEAR” means the period from April 1 of a calendar year through March 31 of the following calendar year.

1.7     “FUTURE LICENSED PROCESS(ES)” means any process or method that, but for this AGREEMENT, comprises an infringement of (including contributory or inducement), or is otherwise covered by, a VALID CLAIM contained in the FUTURE PATENT RIGHTS or uses a FUTURE LICENSED PRODUCT.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.8    “FUTURE LICENSED PRODUCT(S)” means any product that: (a) but for this AGREEMENT comprises an infringement of (including contributory or inducement), or is otherwise covered by, a VALID CLAIM contained in the FUTURE PATENT RIGHTS in the country in which any such product or product part is made, used, imported, offered for sale or sold; or (b) is manufactured by using a FUTURE LICENSED PROCESS or is employed to practice a FUTURE LICENSED PROCESS. For purposes of the definition of FUTURE LICENSED PRODUCT, a FUTURE LICENSED PRODUCT shall be deemed a different FUTURE LICENSED PRODUCT from another FUTURE LICENSED PRODUCT only if it contains an active pharmaceutical ingredient that is distinct from those active pharmaceutical ingredients included in such other FUTURE LICENSED PRODUCT.

1.9    “FUTURE PATENT RIGHTS” means MICHIGAN’s legal rights under the patent laws of the United States or relevant foreign countries for all of the following:

(a)    all U.S. provisional patent applications directed to inventions disclosed to the MICHIGAN Office of Technology Transfer and specifically described and enabled in the invention reports submitted to the MICHIGAN Office of Technology Transfer that were conceived, created, generated or reduced to practice under the SPONSORED RESEARCH AGREEMENT for which LICENSEE is granted rights pursuant to the SPONSORED RESEARCH AGREEMENT other than ONCOPIA PATENT RIGHTS and PREDECESSOR PATENT RIGHTS;

(b)    all U.S. non-provisional patent applications that claim the benefit of the applications listed in (a) above, including all divisional, continuation, and continuation-in-part applications (but only those claims in the continuation-in-part applications that have the benefit of the applications listed in (a) above);

(c)    all foreign patent applications in any jurisdiction in the world that claim the benefit of any of the applications identified in (a) and (b) above, including all international, e.g., PCT, and regional, e.g., EPO, applications;

(d)    all patents that grant, issue, or result from any of the applications identified in (a), (b) and (c) above; and

(e)    all reissues, reexaminations, extensions (including supplementary protection certificates), confirmations, and registrations of any of the patents and patent applications identified in (a), (b), (c) and (d) above.

1.10    “FUTURE TARGETS” means any TARGET other than a PREDECESSOR TARGET or an ONCOPIA TARGET.

1.11 “LICENSED PROCESS(ES)” means the FUTURE LICENSED PROCESSES, the ONCOPIA LICENSED PROCESSES and the PREDECESSOR LICENSED PROCESSES, as applicable.

1.12    “LICENSED PRODUCT(S)” means the FUTURE LICENSED PRODUCTS, the ONCOPIA LICENSED PRODUCTS and the PREDECESSOR LICENSED PRODUCTS, as

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

applicable. For purposes of the definition of LICENSED PRODUCT, a LICENSED PRODUCT shall be deemed a different LICENSED PRODUCT from another LICENSED PRODUCT only if it contains an active pharmaceutical ingredient that is distinct from those active pharmaceutical ingredients included in such other LICENSED PRODUCT.

1.13    “NET SALES” means [***]:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

[***]

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

[***]

[***]

[***]

“COMBINATION PRODUCT” means: (a) a therapeutic pharmaceutical product that consists of either (i) a LICENSED PRODUCT and/or a LICENSED PROCESS and at least one other clinically active ingredient that is not covered by the PATENT RIGHTS combined into a single formulation (i.e., a fixed dose combination); or (ii) any combination of a LICENSED PRODUCT and/or a LICENSED PROCESS and another pharmaceutical product that contains at least one other clinically active ingredient that, in each case, is not covered by the PATENT RIGHTS, where such products are not formulated together but are sold together as a single product and invoiced as one product; or (b) a product that consists of a product that may be used to indicate or predict pharmacologic response to, or clinical benefit of, or lack thereof (“DIAGNOSTIC PRODUCT”), which is a combination of a LICENSED PRODUCT and/or a LICENSED PROCESS and any other active agent that is not covered by the PATENT RIGHTS, sold together as a single product in a kit or other put-up, and invoiced as one product; or (c) a product that consists of a DIAGNOSTIC PRODUCT which is not a LICENSED PRODUCT or LICENSED PROCESS and any other active agent that is covered by the PATENT RIGHTS, sold together as a single product or kit or other put-up and invoiced as one product. The other clinically active ingredient(s) in clause (a)(i), the other pharmaceutical product(s) in clause (a)(ii) the other active agent in clause (b) and the DIAGNOSTIC PRODUCT in clause (c) are each referred to as the “OTHER PRODUCT(S)”.

NET SALES for a COMBINATION PRODUCT in a country shall be calculated as follows:

[***]

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

[***]

[***]

1.14    “ONCOPIA LICENSED PROCESS(ES)” means any process or method that, but for this AGREEMENT, comprises an infringement of (including contributory or inducement), or is otherwise covered by, a VALID CLAIM contained in the ONCOPIA PATENT RIGHTS or uses an ONCOPIA LICENSED PRODUCT.

1.15 “ONCOPIA LICENSED PRODUCT(S)” means any product that: (a) but for this AGREEMENT comprises an infringement of (including contributory or inducement), or is otherwise covered by, a VALID CLAIM contained in the ONCOPIA PATENT RIGHTS in the country in which any such product or product part is made, used, imported, offered for sale or sold; or (b) is manufactured by using an ONCOPIA LICENSED PROCESS or is employed to practice an ONCOPIA LICENSED PROCESS. For purposes of the definition of ONCOPIA LICENSED PRODUCT, an ONCOPIA LICENSED PRODUCT shall be deemed a different ONCOPIA LICENSED PRODUCT from another ONCOPIA LICENSED PRODUCT only if it contains an active pharmaceutical ingredient that is distinct from those active pharmaceutical ingredients included in such other ONCOPIA LICENSED PRODUCT.

1.16    “ONCOPIA PATENT RIGHTS” means MICHIGAN’s legal rights under the patent laws of the United States or relevant foreign countries for all of the following:

(a)    all patents and patent applications licensed to LICENSEE under the ONCOPIA LICENSE AGREEMENT, including the patents and patent applications listed on Exhibit A hereto;

(b)    all U.S. provisional patent applications directed to inventions disclosed to the MICHIGAN Office of Technology Transfer and specifically described and enabled in the invention reports submitted to the MICHIGAN Office of Technology Transfer that were conceived, created, generated or reduced to practice under the SPONSORED RESEARCH AGREEMENT pertaining to any treatment, palliation, prevention and diagnosis of human and/or animal diseases DIRECTED to an ONCOPIA TARGET;

(c)    all U.S. non-provisional patent applications that claim the benefit of the applications listed in (a) or (b) above, including all divisional, continuation, and continuation-in-part applications (but only those claims in the continuation-in-part applications that have the benefit of the applications listed in (a) or (b) above);

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(d)    all foreign patent applications in any jurisdiction in the world that claim the benefit of any of the applications identified in (a), (b) and (c) above, including all international, e.g., PCT, and regional, e.g., EPO, applications;

(e)    all patents that grant, issue, or result from any of the applications identified in (a), (b), (c) and (d) above; and

(f)    all reissues, reexaminations, extensions (including supplementary protection certificates), confirmations, and registrations of any of the patents and patent applications identified in (a), (b), (c), (d) and (e) above.

1.17     “ONCOPIA TARGET” means any [***].

1.18     “PATENT RIGHTS” means the FUTURE PATENT RIGHTS, the ONCOPIA PATENT RIGHTS and the PREDECESSOR PATENT RIGHTS, as applicable.

1.19     “Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety in healthy individuals or patients as described under 21 CFR §312.21(b) (as hereafter modified or amended) (including an equivalent clinical trial conducted in any country other than the United States).

1.20     “Phase II Clinical Trial” means a human clinical trial that utilizes the pharmacokinetic and/or pharmacodynamics information obtained from one or more previously conducted human clinical trial(s) and which is designed to provide a preliminary determination of efficacy of a LICENSED PRODUCT in a target patient population over a range of doses or dose regimens, as further described in 21 CFR §312.21(b) (as hereafter modified or amended) (including an equivalent clinical trial conducted in any country other than the United States).

1.21     “Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to establish safety and efficacy in patients with the disease being studied, as further described in 21 C.F.R. §312.21(c) (as hereafter modified or amended), which is designed and intended to be of a size and statistical power sufficient to serve as the pivotal study to support the filing of an application for regulatory and marketing approval for the indication being studied (including an equivalent clinical trial conducted in any country other than the United States).

1.22     “PREDECESSOR LICENSED PROCESS(ES)” means any process or method that, but for this AGREEMENT, comprises an infringement of (including contributory or inducement), or is otherwise covered by, a VALID CLAIM contained in the PREDECESSOR PATENT RIGHTS or uses a PREDECESSOR LICENSED PRODUCT.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.23     “PREDECESSOR LICENSED PRODUCT(S)” means any product that: (a) but for this AGREEMENT comprises an infringement of (including contributory or inducement), or is otherwise covered by, a VALID CLAIM contained in the PREDECESSOR PATENT RIGHTS in the country in which any such product or product part is made, used, imported, offered for sale or sold; or (b) is manufactured by using a PREDECESSOR LICENSED PROCESS or is employed to practice a PREDECESSOR LICENSED PROCESS. For purposes of the definition of PREDECESSOR LICENSED PRODUCT, a PREDECESSOR LICENSED PRODUCT shall be deemed a different PREDECESSOR LICENSED PRODUCT from another PREDECESSOR LICENSED PRODUCT only if it contains an active pharmaceutical ingredient that is distinct from those active pharmaceutical ingredients included in such other PREDECESSOR LICENSED PRODUCT.

1.24     “PREDECESSOR PATENT RIGHTS” means MICHIGAN’s legal rights under the patent laws of the United States or relevant foreign countries for all of the following:

(a)    all patents and patent applications licensed to LICENSEE under the PREDECESSOR LICENSE AGREEMENT, including the patents and patent applications listed on Exhibit B hereto;

(b)    all U.S. provisional patent applications directed to inventions disclosed to the MICHIGAN Office of Technology Transfer and specifically described and enabled in the invention reports submitted to the MICHIGAN Office of Technology Transfer that were conceived, created, generated or reduced to practice under the SPONSORED RESEARCH AGREEMENT pertaining to any treatment, palliation, prevention and diagnosis of human and/or animal diseases DIRECTED to a PREDECESSOR TARGET;

(c)    all U.S. non-provisional patent applications that claim the benefit of the applications listed in (a) or (b) above, including all divisional, continuation, and continuation-in-part applications (but only those claims in the continuation-in-part applications that have the benefit of the applications listed in (a) or (b) above);

(d)    all foreign patent applications in any jurisdiction in the world that claim the benefit of any of the applications identified in (a), (b) and (c) above, including all international, e.g., PCT, and regional, e.g., EPO, applications;

(e)    all patents that grant, issue, or result from any of the applications identified in (a), (b), (c) and (d) above; and

(f)    all reissues, reexaminations, extensions (including supplementary protection certificates), confirmations, and registrations of any of the patents and patent applications identified in (a), (b), (c), (d) and (e) above.

1.25     “PREDECESSOR TARGET” means the following TARGET: [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.26     “ROYALTY PERIOD(S)” means the six-month periods ending on the last days of March and September each year.

1.27     “SALE OF LICENSEE” means the acquisition of LICENSEE by another entity or person or persons, by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in [***].

1.28     “SUBLICENSEE(S)” means any person or entity sublicensed, or granted an option for a sublicense, under the PATENT RIGHTS by LICENSEE or its AFFILIATES under this AGREEMENT.

1.29     “TARGET” means a protein, peptide or other biological molecule, the activity, inactivity, function or expression of which is associated with a human disease and which is to be degraded, inhibited, or otherwise modulated in order to treat, ameliorate, prevent, or diagnose such disease, including such protein, peptide or biological molecule’s (i) mutant or allelic variants (including transcriptional and post-transcriptional isoforms), (ii) homologs, (iii) post-translational modification variants, and (iv) truncated forms (including fragments thereof).

1.30     “TERRITORY” means all the countries of the world.

1.31     “THIRD PARTY” means any business entity or firm which is not an AFFILIATE of LICENSEE.

1.32     “USPTO” means the U.S. Patent and Trademark Office.

1.33     “VALID CLAIM” means a claim of (a) an issued and unexpired patent covering a LICENSED PRODUCT that has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, and that has not been abandoned, explicitly disclaimed, denied or admitted in writing to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) [***].

ARTICLE 2 – GRANT OF LICENSE

2.1     MICHIGAN hereby grants to LICENSEE an exclusive license (even as to MICHIGAN, except as expressly provided in this Agreement) under the PATENT RIGHTS, with the right to grant sublicenses through one or more tiers both subject to the terms and conditions of this AGREEMENT, in the FIELD OF USE and the TERRITORY to make, have made, import, export, use, have used, market, offer for sale and sell LICENSED PRODUCTS and to practice LICENSED PROCESSES.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

2.2     MICHIGAN specifically reserves the right to practice the PATENT RIGHTS solely for academic research, internal and/or educational purposes (but excluding use in clinical trials), and the right to grant the same limited rights to other non-profit research institutions.

2.3     This AGREEMENT shall extend until expiration of the last to expire of the PATENT RIGHTS, unless sooner terminated as provided in another specific article of this AGREEMENT.

2.4     To the extent LICENSED PRODUCTS constitute “Subject Inventions” under 35 U.S.C. Sec. 200-211, 301-307, and to the extent this Paragraph 2.4 is required by law, LICENSEE agrees that LICENSED PRODUCTS used, leased or sold in the United States shall be manufactured substantially in the United States. At LICENSEE’s request, MICHIGAN will apply for a waiver of the U.S. manufacturing requirements set forth in 37 CFR 401.14 with respect to the LICENSED PRODUCTS and undertake reasonable actions within its control to obtain such waiver. LICENSEE shall cooperate with MICHIGAN and provide reasonably necessary information in support of such waiver application if MICHIGAN so requests. Until such waiver is granted, LICENSEE agrees that LICENSED PRODUCTS sold in the United States shall be manufactured substantially in the United States to the extent required by 37 CFR 401.14.

2.5     The licenses granted in this AGREEMENT are subject to any rights required to be granted under prior research or sponsorship agreements, or retained by the U.S. government, for example in accordance with Chapter 18 of Title 35 of U.S.C. 200-212 and the regulations thereunder (37 CFR Part 401), when applicable. As of the EFFECTIVE DATE, the PATENT RIGHTS that are subject to any rights required to be granted under prior research or sponsorship agreements or retained by the U.S. government are identified on EXHIBIT C along with an explanation of which of such rights such PATENT RIGHTS are subject to. LICENSEE agrees to comply in all respects and shall provide MICHIGAN with all reasonably requested information and cooperation for MICHIGAN to comply with applicable provisions of the same and any requirements of any contracts between MICHIGAN and any agency of the U.S. government that provided funding for the subject matter covered by the PATENT RIGHTS.

ARTICLE 3 – CONSIDERATION

3.1     LICENSEE shall pay to MICHIGAN the following payments:

(a)     Intentionally Omitted.

(b)     Running royalties equal to a percent of NET SALES as indicated in the table below. Royalties on NET SALES will be paid on a LICENSED PRODUCT-by-LICENSED PRODUCT (or LICENSED PROCESS-by-LICENSED PROCESS) and country-by-country basis, beginning on the [***] of a LICENSED PRODUCT (or a LICENSED PROCESS) in a country and until the expiration date of the last to expire VALID CLAIM within the PATENT RIGHTS covering such LICENSED PRODUCT (or LICENSED PROCESS) in such country or until the AGREEMENT is terminated, whichever is earlier. For purposes of this Paragraph 3.1(b), “TOTAL ANNUAL NET SALES” shall mean, with respect to a LICENSED PRODUCT (or a LICENSED PROCESS), the total, worldwide NET SALES of such LICENSED PRODUCT (or such LICENSED PROCESS) sold by LICENSEE and/or SUBLICENSEES in a given FISCAL YEAR.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(i)     ONCOPIA LICENSED PRODUCTS. Royalties on NET SALES of ONCOPIA LICENSED PRODUCTS shall be paid according to the following schedule and shall be subject to the terms of this Paragraph 3.1(b)(i):

TOTAL ANNUAL NET SALES (US $)	ROYALTY RATE
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Notwithstanding the foregoing, in the event that NET SALES are derived from sales by a SUBLICENSEE with respect to ONCOPIA LICENSED PRODUCTS, the running royalties due to MICHIGAN from such NET SALES shall not exceed the greater of (i) [***] of the royalties paid to LICENSEE by such SUBLICENSEE on such NET SALES; or (ii) [***] of the running royalty rates in the above schedule.

For example, if [***] of TOTAL ANNUAL NET SALES with respect to ONCOPIA LICENSED PRODUCTS results in a SUBLICENSEE paying LICENSEE a royalty of [***] on such NET SALES, then LICENSEE would owe MICHIGAN a royalty of [***] on such NET SALES. If [***] of TOTAL ANNUAL NET SALES with respect to ONCOPIA LICENSED PRODUCTS results in SUBLICENSEE paying LICENSEE a royalty of [***] on such NET SALES, then LICENSEE would owe MICHIGAN a royalty of [***] on such NET SALES. If [***] of TOTAL ANNUAL NET SALES with respect to ONCOPIA LICENSED PRODUCTS results in a SUBLICENSEE paying LICENSEE royalty of six percent (6%) on such NET SALES, then LICENSEE would owe MICHIGAN a royalty of [***] on such NET SALES.

(ii)     PREDECESSOR LICENSED PRODUCTS. Royalties on NET SALES of PREDECESSOR LICENSED PRODUCTS shall be paid according to the following schedule and shall be subject to the terms of this Paragraph 3.1(b)(ii):

TOTAL ANNUAL NET SALES (US $)	ROYALTY RATE
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In addition, notwithstanding the foregoing royalty chart, in the event that NET SALES are derived from sales by a SUBLICENSEE with respect to PREDECESSOR LICENSED PRODUCTS, the running royalties due to MICHIGAN from such NET SALES shall not exceed [***] of the royalties paid to LICENSEE by such SUBLICENSEE on such NET SALES.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(iii)     FUTURE LICENSED PRODUCTS. Royalties on NET SALES of FUTURE LICENSED PRODUCTS shall be paid according to the following schedule and shall be subject to the terms of this Paragraph 3.1(b)(iii):

TOTAL ANNUAL NET SALES (US $)	ROYALTY RATE
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c)     In the event a sublicense agreement between LICENSEE or any of its AFFILIATES, on the one hand, and any THIRD PARTY SUBLICENSEE(S), on the other hand, is/are completed, MICHIGAN will be entitled to a share of such “NON-SALES BASED SUBLICENSE INCOME” (as defined below) that LICENSEE or its AFFILIATES actually receive from such THIRD PARTY SUBLICENSEES in consideration of a sublicense of PATENT RIGHTS according to the following table:

Share of NON-SALES BASED SUBLICENSE INCOME
[***]	[***]
[***]	[***]
[***]	[***]

“NON-SALES BASED SUBLICENSE INCOME” means upfront fees, license maintenance fees, license issue fees, and milestone payments (including but not limited to milestone payments triggered by a certain amount of sales), or other payments, in each case actually received by

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

LICENSEE or any of its AFFILIATES from a THIRD PARTY SUBLICENSEE in consideration for any rights granted to PATENT RIGHTS under a sublicense agreement to market and sell LICENSED PRODUCTS or LICENSED PROCESSES, and excludes: [***].

To the extent that NON-SALES BASED SUBLICENSE INCOME represents an unallocated combined payment for both a sublicense of the PATENT RIGHTS as well as other intellectual property, undertakings or subject matter, such NON-SALES BASED SUBLICENSE INCOME from such sublicensing arrangement for calculating payments due to MICHIGAN shall be reasonably allocated by agreement of the PARTIES between such PATENT RIGHTS and such other intellectual property, undertaking or subject matter, based on their relative value. Neither PARTY shall be deemed to be in breach of this AGREEMENT by reason of failure to agree on such amount (or with respect to LICENSEE, to pay the disputed amount); provided in the case of LICENSEE, that it has paid the undisputed portion of such NON-SALES BASED SUBLICENSE INCOME and, following resolution pursuant to Paragraph 14.2, promptly pays any amount determined to be due thereunder.

(d)    Intentionally Omitted.

(e)    [***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(f)     LICENSEE shall pay to MICHIGAN minimum annual royalties of [***] (the “ANNUAL FEE 1”) for each 12-month period during the term of this AGREEMENT ending March 31, starting with the 12-month period (or portion thereof following the EFFECTIVE DATE) ending on March 31, 2021 and each complete 12-month period ending March 31 thereafter prior to the [***]. Such payment shall increase to [***] for the 12-month period ending March 31 during which the [***] occurs (the “ANNUAL FEE 2” and, together with ANNUAL FEE 1, each an “ANNUAL FEE”). LICENSEE shall pay to MICHIGAN each ANNUAL FEE by the first June 30 following the 12-month period ending March 31 for which such ANNUAL FEE accrues. LICENSEE may credit each ANNUAL FEE 1 actually paid against royalties due to MICHIGAN only up to the end of the 12-month period ending March 31 in which the [***] occurs. LICENSEE may also credit each ANNUAL FEE 2 against royalties due to MICHIGAN that accrue during either (i) the ROYALTY PERIOD ending March 31 of the same calendar year in which such ANNUAL FEE 2 is payable or (ii) the ROYALTY PERIOD ending September 30 of the same calendar year.

Should this AGREEMENT terminate or expire other than on a March 31, the ANNUAL FEE for such portion of a year shall be determined by multiplying the amount set forth above for the given year by a fraction, the numerator of which shall be the number of days since the prior June 30 during which this AGREEMENT is in effect and the denominator of which shall be three hundred sixty-five (365).

(g)     (i) Subject to Paragraph 3.1(g)(iv), LICENSEE shall pay the following payments upon achievement of the below milestones with respect to ONCOPIA LICENSED PRODUCTS, on an ONCOPIA LICENSED PRODUCT-by-ONCOPIA LICENSED PRODUCT basis (“ONCOPIA MILESTONE PAYMENTS”):

(1)	[***]

(2)	[***]

(3)	[***]

(4)	[***]

(5)	[***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(6)	[***]

(ii)     Subject to Paragraph 3.1(g)(iv), LICENSEE shall pay the following payments upon achievement of the below milestones with respect to PREDECESSOR LICENSED PRODUCTS, on a PREDECESSOR LICENSED PRODUCT-by-PREDECESSOR LICENSED PRODUCT basis (“PREDECESSOR MILESTONE PAYMENTS”):

(1)	[***]

(2)	[***]

(3)	[***]

(4)	[***]

(5)	[***]

(6)	[***]

(iii)     Subject to Paragraph 3.1(g)(iv), LICENSEE shall pay the following payments upon achievement of the below milestones with respect to FUTURE LICENSED PRODUCTS, on an FUTURE LICENSED PRODUCT-by-FUTURE LICENSED PRODUCT basis (“FUTURE MILESTONE PAYMENTS”, and together with the ONCOPIA MILESTONE PAYMENTS AND PREDECESSOR MILESTONE PAYMENTS, the “MILESTONE PAYMENTS”):

(1)	[***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(2)	[***]

(3)	[***]

(4)	[***]

(5)	[***]

(6)	[***]

(iv)    The adjustments and terms set forth in this Paragraph 3.1(g)(iv) shall apply with respect to the relevant MILESTONE PAYMENTS.

(A)     Each milestone described in Paragraph 3.1(g)(i)–(iii) may be achieved only once with respect to a LICENSED PRODUCT and, subject to Paragraph 3.1(g)(iv)(D), only once with respect to a distinct TARGET, and each MILESTONE PAYMENT shall be due only once upon the first achievement of the corresponding milestone, if at all. For the avoidance of doubt, in no event shall LICENSEE be obligated to pay to MICHIGAN amounts under (i) Paragraph 3.1(g)(i) exceeding [***] with respect to any ONCOPIA LICENSED PRODUCT or any distinct ONCOPIA TARGET, (ii) Paragraph 3.1(g)(ii) exceeding [***] with respect to any PREDECESSOR LICENSED PRODUCT or any distinct PREDECESSOR TARGET and (iii) Paragraph 3.1(g)(iii) exceeding [***] with respect to any FUTURE LICENSED PRODUCT or any distinct FUTURE TARGET.

(B)     In the event that a MILESTONE PAYMENT is made on a LICENSED PRODUCT DIRECTED to a distinct TARGET, which is subsequently replaced by a BACK-UP PRODUCT DIRECTED to the same distinct TARGET in such development program, then such specific MILESTONE PAYMENT shall not be paid again on such BACK-UP PRODUCT. “BACK-UP PRODUCT” means LICENSED PRODUCT containing a compound identified, designated or selected by LICENSEE or a SUBLICENSEE as a potential replacement for the active pharmaceutical ingredient(s) in a lead LICENSED PRODUCT then being developed for DIRECTION to a particular distinct TARGET, and which is only intended to be developed to regulatory approval in the event that development of such lead LICENSED PRODUCT ceases.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(C)    MILESTONE PAYMENTS are non-refundable and non-creditable against future royalties.

(D)    For purposes of Paragraph 3.1(g)(i), an ONCOPIA LICENSED PRODUCT DIRECTED at both [***] shall be deemed to be DIRECTED at the same TARGET as an ONCOPIA LICENSED PRODUCT DIRECTED at [***].

(h)     [***]:

Milestone Payments Payable [***]	MILESTONE PAYMENTS Described in Paragraph 3.1(g)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(i)     If LICENSEE or any SUBLICENSEE is obligated or deems it reasonably necessary to pay any consideration (including, without limitation, up-front payments, license fees, lump sum payments, MILESTONE PAYMENTS and/or royalties) to any THIRD PARTY, including government agencies, that holds a patent(s) that is (or are) in the reasonable judgment of LICENSEE or SUBLICENSEE reasonably necessary or commercially appropriate for the manufacture, use or sale of a LICENSED PRODUCT, LICENSEE shall be entitled to deduct up to [***] of the consideration paid to such THIRD PARTY(ies) in a straight line fashion from the royalties payable to MICHIGAN, but in no event shall the royalty payable to MICHIGAN be reduced by more than [***] of the amounts stated in this AGREEMENT; provided, however, that if LICENSEE has granted rights to a SUBLICENSEE, then LICENSEE shall only be entitled to such deduction if such SUBLICENSEE is entitled to a reduction in payments to LICENSEE in connection with payments made to such THIRD PARTY.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

3.2     The PARTIES shall use commercially reasonable efforts to cooperate with one another and shall use commercially reasonable efforts to avoid or reduce, to the extent permitted by applicable laws, tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by LICENSEE or SUBLICENSEE to MICHIGAN under this AGREEMENT. LICENSEE or SUBLICENSEE shall be responsible for the payment of all taxes, duties, levies, and other charges imposed by any taxing authority with respect to the royalties payable to MICHIGAN under this AGREEMENT. Should LICENSEE or SUBLICENSEE be required under any law or regulation of any government entity or authority to withhold or deduct any portion of the payments on royalties due to MICHIGAN, [***] provided, however, this clause shall not apply to taxes or withholding imposed by any foreign government or taxing authority. In the event that LICENSEE or SUBLICENSEE is required to withhold or deduct any portion of the payments due to MICHIGAN, MICHIGAN shall provide commercially reasonable assistance to enable the recovery, as permitted by applicable laws, of withholding taxes or similar obligations resulting from payments made under this AGREEMENT to MICHIGAN, such recovery to be for the benefit of LICENSEE or SUBLICENSEE, as applicable. MICHIGAN shall cooperate reasonably with LICENSEE in the event LICENSEE elects to assert, at its own expense, MICHIGAN’s exemption from any such tax or deduction. Upon reasonable request by LICENSEE or any SUBLICENSEE, MICHIGAN shall use commercially reasonable efforts to deliver such tax forms as may be reasonably required by LICENSEE or such SUBLICENSEE in connection with payments under this AGREEMENT.

3.3     LICENSEE is not obligated to pay multiple royalties if any LICENSED PRODUCT or LICENSED PROCESS is covered by more than one claim of PATENT RIGHTS or the same LICENSED PRODUCT is covered by claims in two or more countries.

3.4     Royalty payments shall be made to “The Regents of the University of Michigan” in U.S. dollars. Payments drawn directly on a U.S. bank may be made by either check to the address in Article 13 or by wire transfer. Any payment drawn on a foreign bank or foreign branch of a U.S. bank shall be made only by wire transfer. Wire transfers shall be made in accordance with the following or any other instructions as may be specified by MICHIGAN: [***]. In computing royalties, LICENSEE shall convert any revenues it receives in foreign currency into its equivalent in U.S. dollars [***].

3.5     Royalty payments shall be made on a semi-annual basis with submission of the reports required by Article 4. LICENSEE shall also pay an interest charge on any and all amounts LICENSEE pays hereunder to MICHIGAN after an applicable deadline, at a rate of the prime rate published by the [***] (or at the highest allowed rate if a lower rate is required by law), [***] beginning on the day after the due date until the date of payment. The payment of such interest shall not foreclose MICHIGAN from exercising any other rights it may have resulting from any late or failed payment. LICENSEE shall reimburse MICHIGAN for the costs, including reasonable attorney fees, for expenses paid in order to collect any amounts overdue more than [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

3.6     All payments made under this AGREEMENT are and shall be non-refundable. MICHIGAN shall have no obligation whatsoever to pay, return, credit, or refund any amounts paid hereunder, except as may be specifically provided herein. By way of example only, notwithstanding the deductions to NET SALES, MICHIGAN shall have no obligation to pay any amounts to LICENSEE even if such deductions should result in a negative amount for NET SALES in any given ROYALTY PERIOD.

ARTICLE 4 - REPORTS

4.1     Until the [***], LICENSEE shall provide to MICHIGAN a written annual report on or before [***]. The annual report shall include: reports of progress on research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales during the preceding twelve (12) months ending December 31 of the previous calendar year.

4.2     After the [***], LICENSEE shall provide semi-annual reports to MICHIGAN. By each [***] LICENSEE shall report to MICHIGAN for that ROYALTY PERIOD:

(a)	number of LICENSED PRODUCTS sold or distributed, however characterized, by LICENSEE and each SUBLICENSEE.

(b)	NET SALES, excluding the deductions provided therefor, of LICENSED PRODUCTS sold or distributed, however characterized, by LICENSEE and all SUBLICENSEES.

(c)	deductions applicable as provided in the definition for NET SALES above.

(d)	royalties due on additional payments from SUBLICENSEES under Paragraph 3.1 above, including supporting figures.

(e)	foreign currency conversion rate and calculations (if applicable) and total royalties due.

LICENSEE shall include the amount of all payments due, and the various calculations used to arrive at those amounts, including the quantity, description (nomenclature and type designation as described in Paragraph 4.3 below), country of manufacture and country of sale or use of LICENSED PRODUCTS and LICENSED PROCESSES. LICENSEE shall direct its authorized representative to certify that reports required hereunder are correct to the best of LICENSEE’s knowledge and information. Failure to provide reports as required under this Article 4 that is not cured within [***] after written notice to LICENSEE of such failure shall be a material breach of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

If no payment is due, LICENSEE shall so report to MICHIGAN that no payment is due. Failure to provide reports as required under this Article 4 that is not cured within [***] after written notice to LICENSEE of such failure shall be a material breach of this AGREEMENT. LICENSEE agrees to reasonably cooperate with MICHIGAN regarding any questions it may have relating to compliance with this AGREEMENT, for example to discuss the information in reports.

4.3     LICENSEE shall promptly establish and use commercially reasonable efforts to consistently employ a system for describing which PATENT RIGHTS cover which LICENSED PRODUCTS included in NET SALES in order to facilitate MICHIGAN’s identification and segregation of such LICENSED PRODUCTS into various types where necessary for MICHIGAN’s own internal purposes. LICENSEE shall use commercial reasonable efforts to consistently employ, and shall require SUBLICENSEES to consistently employ, such system when rendering invoices thereon and shall inform MICHIGAN, or its auditors, when requested, as to the details concerning such nomenclature system, all additions thereto and changes therein.

4.4     LICENSEE shall keep, and shall require SUBLICENSEES to keep, true and accurate records containing data reasonably required for the computation and verification of payments due under this AGREEMENT. LICENSEE shall, and it shall require all SUBLICENSEES and those making LICENSED PRODUCTS, to: (a) open such records for inspection upon reasonable notice during business hours, and no more than once per year, by an independent certified accountant selected by MICHIGAN, for the purpose of verifying the amount of payments due; and (b) retain such records for [***] from date of origination.

4.5     The terms of this Article 4 shall survive any termination of this AGREEMENT. MICHIGAN is responsible for all expenses of such inspection, except that if any inspection reveals an underpayment greater than [***] of royalties due MICHIGAN, then LICENSEE shall pay all expenses of that inspection and the amount of the underpayment to MICHIGAN within [***] of written notice thereof. LICENSEE shall also reimburse MICHIGAN for reasonable expenses required to collect the amount underpaid. In the event such inspection reveals an overpayment, MICHIGAN shall credit such overpayment against the next following royalty payment(s) or milestone(s) due from LICENSEE until full credit is received.

ARTICLE 5 - DILIGENCE

5.1     LICENSEE shall use commercially reasonable efforts to obtain and retain any governmental approvals to manufacture and/or sell at least one LICENSED PRODUCT and/or use at least one LICENSED PROCESS in at least one Major Market. “Major Market” means [***].

ARTICLE 6 - SUBLICENSING

6.1     LICENSEE shall notify MICHIGAN in writing of every sublicense agreement with a THIRD PARTY and each amendment thereto within [***] after their execution, and indicate the name of the THIRD PARTY SUBLICENSEE, the territory of the sublicense, the scope of the sublicense, and the nature, timing and amounts of all fees and royalties to be paid thereunder. Upon request, LICENSEE shall provide MICHIGAN with a summary of any such sublicense agreement. Notwithstanding the foregoing, to the extent a sublicense is limited to the grant of

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

rights to a contractor (including contract research organizations, contract manufacturing organizations, distributors or resellers) to permit the performance of services or activities on behalf of and for the benefit of LICENSEE and/or its AFFILIATES or SUBLICENSEES, or exercise certain rights on behalf of LICENSEE or its AFFILIATES or SUBLICENSEES, (a) LICENSEE shall not be obligated to provide notice to MICHIGAN of execution of a sublicense agreement with such SUBLICENSEE under this Paragraph 6.1 and (b) Paragraph 6.5(a) and (b) shall not apply with respect to sublicense agreements with such SUBLICENSEE.

6.2    INTENTIONALLY OMITTED.

6.3    Each sublicense granted by LICENSEE under this AGREEMENT may, upon LICENSEE’S written notice within [***] after effectiveness of termination, survive termination of this AGREEMENT under Paragraph 11.1, 11.2, 11.3 or 14.11 as a direct license from MICHIGAN to the applicable SUBLICENSEE under the terms of this AGREEMENT, to the extent applicable to the scope of the license granted to such SUBLICENSEE, provided that all of the following apply: (a) such SUBLICENSEE is not then in breach of the sublicense agreement; (b) LICENSEE shall have provided MICHIGAN with a copy of such sublicense agreement between LICENSEE and SUBLICENSEE; (c) the subject sublicense is not otherwise inconsistent with the terms of this AGREEMENT in a manner that adversely affects MICHIGAN’S rights under this AGREEMENT; (d) such SUBLICENSEE is not the parent of LICENSEE or a subsidiary of LICENSEE and (e) SUBLICENSEE shall pay MICHIGAN any financial obligations owed by LICENSEE to MICHIGAN under Paragraph 7.4. MICHIGAN shall only have an obligation to assume such rights and obligations of LICENSEE if, within [***] after said written request of SUBLICENSEE, MICHIGAN and SUBLICENSEE reduce their agreement in writing as an agreement between MICHIGAN and SUBLICENSEE, and such agreement includes the following terms and any others agreed to by MICHIGAN and SUBLICENSEE:

(i) MICHIGAN, aside only from the provision of a license under the PATENT RIGHTS, shall not be responsible for the performance or payment of any obligations of LICENSEE arising from any such SUBLICENSE,

(ii) reimbursement of ongoing patent expenses under Paragraph 7.4 by SUBLICENSEE during the term of such assumed sublicense for those countries in which the SUBLICENSEE has a sublicense, and

(iii) the scope of the field of use of such direct license shall not be broader than the rights sublicensed by LICENSEE to SUBLICENSEE.

6.4    INTENTIONALLY OMITTED.

6.5	LICENSEE shall require that all sublicenses be consistent with the terms and conditions of this AGREEMENT. With the exception of sublicenses to AFFILIATES, LICENSEE shall require that all sublicenses:

(a)	contain the SUBLICENSEE’s acknowledgment of the disclaimer of warranty and limitation on MICHIGAN’s liability, as provided by Article 9 below; and

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b)

contain provisions under which the SUBLICENSEE accepts duties at least equivalent to those accepted by the LICENSEE in the following Paragraphs: 4.4 (duty to keep records); 9.4 (duty to avoid improper representations or responsibilities); 10.1 and 10.2 (duty to defend, hold harmless, and indemnify MICHIGAN ); 10.4 (duty to maintain insurance); 14.5 (duty to properly mark LICENSED PRODUCTS with patent notices); 14.7 (duty to restrict the use of MICHIGAN’s name); 14.8 (duty to control exports).

ARTICLE 7 - PATENT APPLICATIONS AND MAINTENANCE

7.1    [***] has the right to control [***] filing, prosecuting, and maintaining all of the patents and patent applications that form the basis for the PATENT RIGHTS, interferences, and disputes (including litigation) regarding inventorship; provided, however, that [***] on the filing, prosecution, and maintenance of PATENT RIGHTS under this AGREEMENT, and [***] with respect to such actions as provided in Paragraph 7.2, and keep [***] fully informed with respect thereto.

The above notwithstanding, [***] has [***] to control any inter-parties review (“IPR”), reexamination, and post-grant review (“PGR”) proceedings in the United States, any opposition proceedings in the European Patent Office (“EPO”) and any other foreign counterpart proceeding [***] (“ADVERSE PATENT OFFICE PROCEEDING”). [***] shall notify [***] after receipt of notice of any such proceeding. [***] shall consult with and allow [***] the opportunity to [***] in the defense of any such action. If [***] such control, then (a) [***] counsel shall consider and treat [***] and [***] as joint clients for the purposes of the PATENT RIGHTS; (b) [***] counsel and Parties shall promptly notify each of the other if there is any concern of, or appearance of, a potential conflict of interest or divergence of interest as between [***] and [***] and (c) [***] and its counsel agree to hold confidential the terms hereunder with respect to ADVERSE PATENT OFFICE PROCEEDING and enforcement control.

7.2    [***] shall notify [***] of all information received by [***] relating to the filing, prosecution and maintenance of the patents and patent applications which form the basis of the PATENT RIGHTS within [***] of receipt of such information, and shall make reasonable efforts to allow [***]. [***] agrees to hold such information confidential and to use the information provided by [***] only for the purpose of advancing [***] PATENT RIGHTS.

7.3    [***] and [***] agree to use reasonable efforts to work effectively and cost efficiently with respect to a mutually agreed intellectual property strategy to the extent that such agreement may be made. [***] will be given opportunity to [***] regarding the PATENT RIGHTS. So long as MICHIGAN’s Office of Technology Transfer has received an [***] for the applicable PATENT RIGHTS that satisfies MICHIGAN’s [***] and MICHIGAN’s Office of Technology Transfer has confirmed in writing to LICENSEE that [***] is subject to this Agreement, then for PATENT RIGHTS covering such [***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

shall have the right, through counsel of its choice [***] to prepare the initial draft of all patent applications worldwide for the PATENT RIGHTS. Such drafts shall be reviewed and edited at [***] discretion by [***] counsel to file with the appropriate patent offices. [***] shall receive correspondence from patent offices worldwide, and shall make available to [***] all such documents as soon as feasible after receipt. In the case where [***] and [***] disagree on a course of action or on a response or strategic position before a patent office [***]. If such disagreement is not resolved after discussion, [***].

7.4     [***].

7.5     Notwithstanding anything in this Article 7 or in Article 8 to the contrary, for so long as a sublicense agreement is in effect, MICHIGAN agrees that, in addition to LICENSEE retaining such rights, LICENSEE also may grant to SUBLICENSEE the rights of LICENSEE under this Article 7 or Article 8 with respect to the preparation, filing, prosecution and maintenance of, and/or enforcement of, PATENT RIGHTS under this AGREEMENT that are included in the sublicense to SUBLICENSEE under such sublicense agreement for so long as they continue to be so included.

7.6     Notwithstanding anything to the contrary in this Article 7, if [***] elects to abandon any patents or patent application within the PATENT RIGHTS, [***]. In addition, [***] may notify [***] in writing at any time of its election [***] with respect to any patent or patent application in one or more jurisdictions, in which case [***] may after such notice file and prosecute such applications or maintain such patents at [***] and any claim within such patents or patent applications (or patent issuing therefrom) shall be [***].

ARTICLE 8 – ENFORCEMENT

8.1     Each party shall promptly advise the other in writing of any known acts of potential infringement of the PATENT RIGHTS by another party. [***] has [***] to police the PATENT RIGHTS against infringement by other parties within [***] but [***] shall notify [***] before filing any suit. [***] shall not file any suit without a diligent investigation of the merits of such suit by its counsel, including with respect to PATENT RIGHTS. This right to police includes defending any action for declaratory judgment of noninfringement or invalidity and defending any counterclaim(s) of invalidity and/or unenforceability; and prosecuting, defending or settling all infringement and declaratory judgment actions at its expense and through counsel of its selection, except that [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

If [***] for policing the patents, [***] shall provide reasonable assistance to [***] with respect to such actions, but only if [***] reimburses [***] for [***] incurred in connection with any such assistance rendered at [***] request or reasonably required by [***] and if [***] notifies [***] in writing [***] before filing any suit. Without limiting the foregoing, if [***] is a necessary and/or indispensable party to such suit or action (including for standing purposes), [***] shall join, and hereby consents to being joined, in such suit or action, provided that [***] (b) the parties agree [***] agreement [***] conditioned or delayed) to negotiate in good faith to jointly select primary counsel (to be at a large, nationally recognized litigation firm) and local counsel that would represent both parties, each counsel to have demonstrated significant experience in the applicable type of patent litigation (currently expected to be Hatch Waxman litigation). [***] shall defend, indemnify and hold harmless [***] with respect to any counterclaims asserted by an alleged infringer reasonably related to the enforcement of the PATENT RIGHTS under this Paragraph 8.1, including but not limited to antitrust counterclaims and claims for recovery of attorney fees.

If a declaratory judgment claim, revocation action or similar proceeding is made or instituted by any THIRD PARTY that any of the PATENT RIGHTS is invalid or unenforceable, then [***] shall have the right to [***] over the defense of such claim, and [***] shall provide reasonable cooperation in the defense of such claim. If a THIRD PARTY asserts jurisdiction for any such action solely as the result of acts of [***] and [***] exercises it right to control, then [***] shall be [***] but otherwise the remainder of this article shall control.

8.2     [***].

8.3     If [***] fails to take action to abate any alleged infringement of patents which form the basis for the PATENT RIGHTS within [***] of a request by [***] to do so (or within a shorter period if required to preserve the legal rights of [***] under any applicable laws) then [***] has the right to take such action (including prosecution of a suit) at its expense and [***] shall use reasonable efforts to cooperate in such action, at [***] expense. During such action [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 9 - NO WARRANTIES; LIMITATION ON MICHIGAN’S LIABILITY

9.1     MICHIGAN makes no representations or warranties that [***].

9.2     MICHIGAN, INCLUDING ITS REGENTS, FELLOWS, OFFICERS, EMPLOYEES AND AGENTS, MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSUMES NO RESPONSIBILITIES WHATEVER WITH RESPECT TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY LICENSEE OR SUBLICENSEES OF LICENSED PRODUCTS OR LICENSED PROCESSES.

9.3     LICENSEE AND SUBLICENSEES ASSUME THE ENTIRE RISK AS TO PERFORMANCE OF LICENSED PRODUCTS AND LICENSED PROCESSES. [***] in no event shall either PARTY be responsible or liable to the other PARTY for any direct, indirect, special, incidental, or consequential damages or lost profits or other economic loss or damage with respect to the development or commercialization of LICENSED PRODUCTS or LICENSED PROCESSES. The above limitations on liability apply even though such first PARTY may have been advised of the possibility of such damage.

9.4     LICENSEE shall not, and shall require that its SUBLICENSEES do not, make any statements, representations or warranties whatsoever to any person or entity, or accept any liabilities or responsibilities whatsoever from any person or entity that are inconsistent with any disclaimer or limitation included in this Article 9.

ARTICLE 10 - INDEMNITY; INSURANCE

10.1     LICENSEE shall defend, indemnify and hold harmless and shall require SUBLICENSEES to defend, indemnify and hold harmless MICHIGAN, including its Regents, fellows, officers, employees, students, and agents (collectively, “MICHIGAN Indemnitees”), for and against any and all claims, demands, damages, losses, and expenses of any nature (including attorneys’ fees and other litigation expenses) brought against MICHIGAN Indemnitees by a third party or LICENSEE to the extent resulting from death, personal injury, illness, property damage, or economic loss, in each case with respect to product liability arising from or in connection with, any of the following: [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

10.2     MICHIGAN is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such claims, demands, damages, losses and expenses under Paragraph 10.1 above. LICENSEE shall not settle any such legal action with an admission of liability of MICHIGAN without MICHIGAN’s written approval.

10.3     Prior to any distribution or commercial use of any LICENSED PRODUCT or use of any LICENSED PROCESS by LICENSEE, LICENSEE shall purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect LICENSEE, and MICHIGAN with respect the events covered by Paragraph 10.1. Prior to any distribution or use of any LICENSED PRODUCT or use of any LICENSED PROCESS by a SUBLICENSEE, LICENSEE shall require that the SUBLICENSEE purchase and maintain in effect commercial general liability insurance, including product liability insurance which shall protect LICENSEE, SUBLICENSEE, and MICHIGAN with respect to the events covered by Paragraphs 10.1 and 10.2. Each such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED PROCESS used and any LICENSED PRODUCTS manufactured, used, sold, licensed or otherwise distributed by LICENSEE or, in the case of a SUBLICENSEE’s policy, by said SUBLICENSEE – and must specify MICHIGAN, including its Regents, fellows, officers and employees, as additional insureds. LICENSEE shall furnish certificate(s) of such insurance to MICHIGAN, upon request.

10.4     In no event shall either party hereunder be liable to the other for any special, indirect, or consequential damages of any kind whatsoever resulting from any breach or default of this AGREEMENT. For clarity, nothing in this Paragraph 10.4 shall preclude either party from seeking direct damages resulting from any breach or default of this AGREEMENT.

ARTICLE 11 - TERM AND TERMINATION

11.1     If LICENSEE ceases to carry on its business, MICHIGAN shall have the right to terminate this AGREEMENT upon [***] prior written notice by MICHIGAN attempted to be delivered to the address for notices provided in Article 13; subject, however, to the rights and obligations of any SUBLICENSEE granted pursuant to Paragraph 6.3.

11.2     If LICENSEE fails to make any payment due to MICHIGAN within [***] after written notice by MICHIGAN, this AGREEMENT shall automatically terminate unless: (i) LICENSEE or any SUBLICENSEE on behalf of LICENSEE makes all such payments and reports within such [***] period; or (ii) MICHIGAN specifically extends such date in writing. Such termination shall not foreclose MICHIGAN from collection of any amounts remaining unpaid or seeking other legal relief.

11.3     Upon any material breach or default of this AGREEMENT by LICENSEE (other than as specifically provided herein, the terms of which shall take precedence over the handling of any other material breach or default under this Paragraph 6.3), MICHIGAN has the right to terminate this AGREEMENT effective on [***] prior written notice to LICENSEE; subject, however, to the rights of any SUBLICENSEE granted pursuant to Paragraph 6.3. Such termination shall become automatically effective upon expiration of the [***] period unless LICENSEE cures the material breach or default before the period expires.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.4     LICENSEE has the right to terminate this AGREEMENT at any time on [***] prior written notice to MICHIGAN if LICENSEE:

(a)     pays all amounts due MICHIGAN through the effective date of the termination;

(b)     submits a final report of the type described in Paragraph 4.2; and

(c)     returns any patent documentation (including that exchanged under Article 7) and any other confidential or trade-secret materials provided to LICENSEE by MICHIGAN in connection with this AGREEMENT, or, with prior approval by MICHIGAN, destroys such materials, and certifies in writing that such materials have all been returned or destroyed.

Upon receipt of notice of intent to terminate pursuant to this Paragraph 11.4, MICHIGAN shall have the right to waive some or all of such notice period upon written notice to LICENSEE.

11.5     Upon any termination of this AGREEMENT, and except as provided herein to the contrary, all rights and obligations of the PARTIES hereunder shall cease, except (i) any previously accrued rights and obligations, and (ii) further as follows:

(a)

obligations to pay royalties and other sums, or to transfer equity or other consideration, accruing hereunder up to the day of such termination, whether or not this AGREEMENT provides for a number of days before which actual payment is due and such date is after the day of termination;

(b)	MICHIGAN’s rights to inspect books and records as described in Article 4, and LICENSEE’s obligations to keep such records for the required time;

(c)	any cause of action or claim of LICENSEE or MICHIGAN accrued or to accrue because of any breach or default by the other party hereunder;

(d)	the provisions of Articles 1, 9, 10, and 14; and

(e)

all other terms, provisions, representations, rights and obligations contained in this AGREEMENT that by their sense and context are intended to survive until performance thereof by either or both PARTIES.

11.6     If LICENSEE or SUBLICENSEE [***] then MICHIGAN shall have the right to terminate this AGREEMENT upon [***] prior written notice to LICENSEE. Such termination shall become automatically effective upon expiration of the [***] period unless LICENSEE or SUBLICENSEE withdraws such action before the period expires.

11.7     Notwithstanding Paragraphs 11.2 or 11.3, if LICENSEE disputes in good faith a failure to pay or material breach alleged by MICHIGAN pursuant to Paragraphs 11.2 or 11.3 by written notice to MICHIGAN within such [***] or [***] notice period, as applicable, such notice period shall be tolled until, and MICHIGAN shall not have the right to terminate this AGREEMENT unless, it has been determined that this AGREEMENT was materially breached in

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

accordance with Paragraph 14.2 below, and LICENSEE fails to comply with its obligations alleged to have been breached within the remainder of such [***] or [***] notice period, as applicable, after such determination.

ARTICLE 12 - REGISTRATION AND RECORDATION

12.1     If the terms of this AGREEMENT, or any assignment or license under this AGREEMENT are or become such as to require that this AGREEMENT or license or any part thereof be registered with or reported to a national or supranational agency, [***] will, at its expense, undertake such registration or report. Prompt notice and appropriate verification of the act of registration or report or any agency ruling resulting from it will be supplied by [***] to [***] upon request.

12.2     [***] shall also carry out, [***] any formal recordation of this AGREEMENT or any license herein granted that the law of any country requires as a prerequisite to enforceability of this AGREEMENT or license in the courts of any such country or for other reasons, and shall promptly furnish to MICHIGAN appropriately verified proof of recordation.

ARTICLE 13 - NOTICES

13.1     Any notice, request, or report required or permitted to be given or made under this AGREEMENT by either party is effective when mailed if sent by recognized overnight carrier, certified or registered mail, or electronic mail followed by confirmation by U.S. mail, to the address set forth below or such other address as such party specifies by written notice given in conformity herewith. Any notice, request, or report not so given is not effective until actually received by the other party.

To MICHIGAN:	To LICENSEE:

[***]	[***]

[***]

ARTICLE 14 - MISCELLANEOUS PROVISIONS

14.1     This AGREEMENT shall be construed, governed, interpreted and applied according to United States and State of Michigan law, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

14.2     The PARTIES hereby consent to the jurisdiction of the courts in the State of Michigan over any dispute concerning this AGREEMENT or the relationship between the PARTIES. Should LICENSEE bring any claim, demand or other action against MICHIGAN, its Regents, fellows, officers, employees or agents, arising out of this AGREEMENT or the relationship between the PARTIES, LICENSEE agrees to bring said action only in the Michigan Court of Claims.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

14.3     MICHIGAN and LICENSEE agree that this AGREEMENT sets forth their entire understanding concerning the subject matter of this AGREEMENT and expressly supersedes the ONCOPIA LICENSE AGREEMENT and the PREDECESSOR LICENSE AGREEMENT. The PARTIES may amend this AGREEMENT from time to time, such as to add new rights, but no modification will be effective unless both MICHIGAN and LICENSEE agree to it in writing.

14.4     If a court of competent jurisdiction finds any term of this AGREEMENT invalid, illegal or unenforceable, that term will be curtailed, limited or deleted, but only to the extent necessary to remove the invalidity, illegality or unenforceability, and without in any way affecting or impairing the remaining terms.

14.5     LICENSEE agrees to mark the LICENSED PRODUCTS sold in the United States with all applicable U.S. patent numbers. All LICENSED PRODUCTS shipped to or sold in other countries shall be marked to comply with the patent laws and practices of the countries of manufacture, use and sale.

14.6     No waiver by either party of any breach of this AGREEMENT, no matter how long continuing or how often repeated, is a waiver of any subsequent breach thereof, nor is any delay or omission on the part of either party to exercise or insist on any right, power, or privilege hereunder a waiver of such right, power or privilege. In no event shall any waiver be deemed valid unless it is in writing and signed by an authorized representative of each party.

14.7     LICENSEE shall, and shall require its subsidiaries to refrain from using and to require SUBLICENSEES to refrain from using, the name of MICHIGAN or its employees in publicity or advertising without the prior written approval of MICHIGAN. Reports in scientific literature and presentations of joint research and development work are not publicity. Notwithstanding this provision, without prior written approval of MICHIGAN, LICENSEE and SUBLICENSEES may state publicly that LICENSED PRODUCTS and LICENSED PROCESSES were developed by LICENSEE based upon an invention(s) developed at the University of Michigan and/or that the PATENT RIGHTS were licensed from the University of Michigan.

14.8     LICENSEE agrees to comply with all applicable laws and regulations. In particular, LICENSEE understands and acknowledges that the transfer of certain commodities and technical data is subject to U.S. laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the U.S. Department of Commerce. These laws and regulations prohibit or require a license for the export of certain types of technical data to certain specified countries. LICENSEE agrees to comply with all U.S. laws and regulations controlling the export of commodities and technical data, to be solely responsible for any violation of such laws and regulations by LICENSEE or its SUBLICENSEES, and to defend, indemnify and hold harmless MICHIGAN and its Regents, fellows, officers, employees and agents if any legal action of any nature results from the violation.

14.9     The relationship between the PARTIES is that of independent contractor and contractee. Neither party is an agent of the other in connection with the exercise of any rights hereunder, and neither has any right or authority to assume or create any obligation or responsibility on behalf of the other.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

14.10     Except as provided below, LICENSEE may not assign this AGREEMENT and shall not pledge any of the license rights granted in this AGREEMENT as security for any creditor, in each case, without the prior written consent of MICHIGAN, which consent shall not be unreasonably withheld or delayed. Any attempted pledge of any of the rights under this AGREEMENT or assignment of this AGREEMENT without the prior consent of MICHIGAN will be void from the beginning. Notwithstanding the language stated above, no such consent shall be required in the event of (a) an assignment to a SUBLICENSEE of this AGREEMENT pursuant to Paragraph 6.3, (b) an assignment of all or substantially all of the assets to which this AGREEMENT relates, (c) an assignment to an AFFILIATE of LICENSEE, or (d) a merger, consolidation, or transfer of substantially all of the assets or voting control of LICENSEE to a successor-in-interest, so long as (x) such assignee is not in material breach of any then-existing contract between MICHIGAN and the assignee, and (y) the assignee agrees in writing to accept all the terms and conditions of this AGREEMENT. No assignment by LICENSEE will be effective until the intended assignee agrees in writing to accept all of the terms and conditions of this AGREEMENT as if it were the LICENSEE, and such writing is provided to MICHIGAN.

ARTICLE 15 - CONFLICT OF INTEREST MANAGEMENT

15.1     Unless MICHIGAN provides appropriate formal approvals, continuing development of LICENSED PRODUCTS and LICENSED PROCESSES shall take place without the use of MICHIGAN funds, facilities, or other resources of or funds administered by MICHIGAN.

15.2     All rights and licenses granted under or pursuant to any paragraph of this AGREEMENT are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. Code (the “BANKRUPTCY CODE”) licenses of rights to “intellectual property” as defined in the BANKRUPTCY CODE. Both PARTIES shall retain and may fully exercise all of their respective rights and elections under Section 365(n) of the BANKRUPTCY CODE to the maximum extent permitted hereby. In addition, if during the term of this AGREEMENT, LICENSEE makes or attempts to make an assignment for the benefit of creditors, this AGREEMENT shall automatically terminate. LICENSEE shall notify MICHIGAN of any such event mentioned in this Paragraph 15.2 as soon as reasonably practicable, and in any event within [***] after any such event.

[Signature Page Follows]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have executed this License Agreement in duplicate originals by their duly authorized officers or representatives.

FOR ONCOPIA THERAPEUTICS, INC.		FOR THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By	[***]	By	[***]
	(authorized representative)		(authorized representative)
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Date:	11/13/2020	Date:	11/13/2020

[Signature Page to the Amended and Restated Patent License Agreement]